NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CERT.9999

9,000,000

PRESTIGE FURNISHING.COM INC.

AUTHORIZED COMMON STOCK: 100,000,000 SHARES PAR VALUE $0.001

THIS IS TO CERTIFY THAT

*** SPECIMEN ***

is the owner of ***NINE MILLION***

FULLY PAID AND NON-ASSESSABLE SHARES

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: **01/01/2009**

President

Secretary

Countersigned and Registered:
Quicksilver Stock Transfer
P.O. Box 371270
Las Vegas, Nevada 89137
702-629-1883

BY

Transfer Agent and Registrar

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT - ....CUSTODIAN.................. (Cust) (Minor)	
TEN ENT	- as tenants by the entireties	Under Uniform Gifts to Minors Act .... (State)	
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ______________________________

THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.